                                   EXHIBIT 1
                            JOINT FILING AGREEMENT
                            ----------------------


          In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of PYR Energy Corporation and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this October 27, 1998. The Schedule may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such parts taken together will constitute a part of this Schedule.


                                         VICTORY OIL COMPANY


                                         By:  /s/ ERIC C. JOHNSON
                                            ------------------------------------
                                         Name:  Eric C. Johnson
                                         Title: President


WHITTIER TRUST COMPANY                   WHITTIER TRUST COMPANY
 OF NEVADA


By:/s/ STEVEN A. ANDERSON                By: /s/ DAVID A. DAHL
   --------------------------------         ------------------------------------
Name:  Steven A. Anderson                Name:   David A. Dahl
Title: Vice President                    Title:  Vice President


                                         WHITTIER ENERGY COMPANY


                                         By: /s/ DAVID A. DAHL
                                            ------------------------------------
                                         Name:   David A. Dahl
                                         Title:  Vice President


                                         DANIEL T. REINER


                                         /s/ DANIEL T. REINER
                                         ---------------------------------------
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                                         CROWN HILL TRUST


                                         By:  /s/ MIKE STARCHER
                                            ------------------------------------
                                         Name:  Mike Starcher
                                         Title: Attorney In Fact


                                         RUBAR COLORADO, INC.


                                         By: /s/ RUDI BARICH
                                            ------------------------------------
                                         Name:   Rudi Barich
                                         Title:


                                         VICTOR FRANDSEN


                                         /s/ VICTOR FRANDSEN
                                         ---------------------------------------


                                         S.L. HUTCHINSON


                                         /s/ S. L. HUTCHINSON
                                         ---------------------------------------


                                         ADVENTURE SEEKERS TRAVEL, INC.


                                         By:  /s/ BRYCE W. RHODES
                                            ------------------------------------
                                         Name:  Bryce W. Rhodes
                                         Title: President